Intangible Assets and Contract Liabilities - Amortization of Contract Liabilities Classified Under Time Charter and Bareboat Revenues (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Amortization of contract liabilities
2022	$ 1,517
2023	652
2024	0
2025	0
2026	0
2027	0
Total	$ 2,169	$ 3,686	$ 5,203